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                                                                    Exhibit 10.2

                              STANDSTILL AGREEMENT

         This Agreement (the "AGREEMENT") is entered into as of February 11, 2002, by and among MAZEL STORES, INC. ("MAZEL"), REUVEN D. DESSLER ("Dessler") JACOB KOVAL ("Koval") and JAY L. SCHOTTENSTEIN ("Schottenstein") (Dessler, Koval and Schottenstein collectively referred to as the "Buyer Related Parties"), and the ZS Fund L.P. (the "ZS Fund").

                                 R E C I T A L S
                                 - - - - - - - -

         WHEREAS, MAZEL and MZ Wholesale Acquisition, LLC ("Buyer") entered into that certain Asset Purchase Agreement of even date herewith pursuant to which Buyer acquired all of the Acquired Assets and Assumed Liabilties as described in the Asset Purchase Agreement upon the terms and conditions set forth therein; and

         WHEREAS, as a material condition of MAZEL and Buyer entering into the Asset Purchase Agreement, MAZEL required that the Buyer Related Parties execute and deliver this Agreement, and Buyer required that the ZS Fund simultaneously enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises, covenants, agreements, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. For purposes of this Agreement, the following terms shall have the following meanings:

         "Affiliate" shall have the meaning set forth in Rule 12b-2 of Regulation 12 B under the Securities Exchange Act of 1934 and shall also have the meaning given to "Affiliated Person" in Section 2 of The Investment Company Act of 1940;

         "Associate" shall have the meaning set forth in Rule 12b-2 of Regulation 12 B under the Securities Exchange Act of 1934;

         "Common Stock" means the Common Stock of MAZEL or any securities of MAZEL issued in substitution thereof;

         "Control" means the power to direct or cause the direction of the management or policies of a person whether through ownership of securities, by contract or otherwise;

         "Group" shall have the meaning set forth in Section 13(d)(3) of the Securities Exchange Act of 1934;

         "Person" shall mean any individual, partnership, joint venture, corporation, trust, unincorporated organization, government or department or agency of a government;

         "Proxy" shall have the meaning set forth in Rule 14a-1 of Regulation 14A under the Securities Exchange Act of 1934;

         "Solicit" shall have the meaning set forth in Rule 14a-1 of Regulation 14A under the Securities Exchange Act of 1934;

         "Voting Securities" includes the Common Stock, and any other securities of MAZEL entitled to vote generally for the election of directors or any securities having the right to convert into such securities or any option or rights to acquire any of the foregoing, now or hereafter outstanding.

         2. RESTRICTIONS ON CERTAIN ACTIONS. A. During the term of this Agreement (as hereinafter defined), none of the Buyer Related Parties, without the prior consent of ZS Fund and MAZEL's Board of Directors, specifically expressed in a resolution adopted by a majority of the directors of MAZEL who are not employees, representatives

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or agents of Buyer or any of the Buyer Related Parties, shall acquire, or permit any Affiliate or Associate of Buyer or any of the Buyer Related Parties to acquire, directly or indirectly or in conjunction with or through any other Person, by purchase or otherwise, beneficial ownership of any additional shares of Common Stock or any other Voting Securities of MAZEL, if such acquisition would cause Buyer, the Buyer Related Parties, and their Affiliates directly or indirectly to own more than thirty-three (33%) percent of all Voting Securities outstanding.

         B. During the term of this Agreement (as hereinafter defined), the ZS Fund, without the prior consent of the Buyer Related Parties and MAZEL's Board of Directors, specifically expressed in a resolution adopted by a majority of the directors of MAZEL who are not employees, representatives or agents of the ZS Fund, shall acquire, or permit any Affiliate or Associate of the ZS Fund to acquire, directly or indirectly or in conjunction with or through any other Person, by purchase or otherwise, beneficial ownership of any additional shares of Common Stock or any other Voting Securities of MAZEL, if such acquisition would cause the ZS Fund and its Affiliates directly or indirectly to own more than thirty-six (36%) percent of all Voting Securities outstanding.

         3. TERM. The term of this Agreement shall be for a period of two (2) years, commencing on the date hereof.

         4. REMEDIES. Each of the Buyer Related Parties and the ZS Fund specifically acknowledges and agrees that (i) the provisions of this Agreement are reasonable and necessary to protect the proper and legitimate interests of MAZEL, ZS Fund and the Buyer Related Parties, and (ii) MAZEL and ZS Fund or the Buyer Related Parties, as the case may be, would be irreparably harmed in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, making any remedy at law inadequate. Accordingly, each of the Buyer Related Parties and the ZS Fund further acknowledges and agrees that (i) MAZEL and ZS Fund or the Buyer Related Parties, as the case may be, shall be entitled to an injunction and/or injunctions to redress breaches or threatened breaches hereof and to specific performance, in addition to any other appropriate relief, all of the same being cumulative, and (ii) that MAZEL and ZS Fund or the Buyer Related Parties, as the case may be, may apply to any court of competent jurisdiction for specific performance, injunctive or other relief to enforce this Agreement and/or to prevent any violation of it, and shall not be required to post any bond as a condition of procuring such injunctive or other equitable relief. The Buyer Related Parties shall be liable, jointly and severally, for all fees and costs, including reasonable attorneys' fees, suffered or incurred by MAZEL and ZS Fund in enforcing this Agreement in the event of any breach or threatened breach thereof by the Buyer Related Parties. The ZS Fund likewise agrees that it shall be liable for all fees and costs, including reasonable attorneys' fees, suffered or incurred by MAZEL and the Buyer Related Parties in enforcing this Agreement in the event of any breach or threatened breach thereof by the ZS Fund.

         5. MISCELLANEOUS.

         5.1 ENTIRE AGREEMENT. This Agreement and the Asset Purchase Agreement constitutes the entire agreement between the parties hereto and supersedes any prior understandings, agreements, or representations by or between the parties, written or oral, to the extent they relate in any way to the subject matter hereof.

         5.2 SEVERABILITY. If any term, provision or restriction contained in this Agreement is held invalid, void, or unenforceable by a court of competent jurisdiction, the remaining terms and provisions hereof shall be remain in full force and effect and shall in no way be affected, impaired or invalidated.

         5.3 SUCCESSOR AND ASSIGNS. This Agreement shall be binding upon the Buyer Related Parties and the ZS Fund and their respective heirs, personal representatives, and successors, and shall inure to the benefit of MAZEL and its successors and assigns.

         5.4 CONSENT, DECISIONS AND ACTIONS OF BUYER RELATED PARTIES. For all purposes of this Agreement, the consent, decision or action of any two (2) out of the (3) Buyer Related Parties shall be deemed to constitute the consent, decision or action, as the case may be, of the Buyer Related Parties.

         5.5 GOVERNING LAW; JURISDICTION.. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Ohio without giving effect to any choice or conflict of law provision or rule (whether of the Ohio or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Ohio.

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            5.6 AMENDMENTS AND WAIVERS. No amendment of any provision of this
Agreement shall be valid unless the same shall be in writing and signed by MAZEL. No waiver by MAZEL of any default or breach hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default or breach hereunder or affect in any way any of MAZEL's rights arising by virtue of any prior or subsequent such occurrence.

              5.7 CONSTRUCTION. The parties hereto have participated jointly in the negotiation and draft-in of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by all of the parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement.

             5.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Standstill Agreement to be executed by their duly authorized officers on the date first above written.

                                        MAZEL STORES, INC.

                                        By:  /s/ Peter J. Hayes
                                           ---------------------------
                                        Name:    Peter J. Hayes
                                             --------------------------
                                        Title:   CEO
                                              -------------------------
                                         /s/ Reuven D. Dessler
                                        -----------------------------
                                             Reuven D. Dessler
                                         /s/ Jacob Koval
                                        -----------------------------
                                             Jacob Koval
                                         /s/ Jay L. Schottenstein
                                        -----------------------------
                                             Jay L. Schottenstein

                                        ZS Fund L.P.

                                        By:   NL SHERWOOD & CO. L.P.
                                            ------------------------------

                                         By:   /s/  Robert A. Horne
                                              ----------------------------
                                         Name:   Robert A. Horne
                                              ----------------------------
                                         Title:  Vice President
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                                    [INSERT ACKNOWLEDGMENTS]